PACE Alternative Strategies Investments

Summary Prospectus | November 27, 2020, as revised June 11, 2021

Before you invest, you may want to review the fund's prospectus and statement of additional information ("SAI"), which contain more information about the fund and its risks. You can find the fund's prospectus, SAI and other information about the fund online at https://www.ubs.com/us/en/asset-management/individual-investors-and-financial-advisors/products/ii_pace.html. You can also get this information at no cost by calling 1-800-647 1568 or by sending an email request to ubs@fundinsite.com. The current prospectus and SAI, dated November 27, 2020, as revised June 11, 2021, are incorporated by reference into this summary prospectus (i.e., they are legally a part of this summary prospectus).

Investment objective

Long-term capital appreciation.

Fees and expenses of the fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the UBS family of funds. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 130 of the prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 239 of the fund's Statement of Additional Information. Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of the prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder fees (fees paid directly from your investment)

	Class A	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)	5.50%	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)	None	None
Exchange fee	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class Y
Management fees		1.30%		1.30%
Distribution and/or service (12b-1) fees		0.25		None
Other expenses		1.25		1.26
Miscellaneous expenses (includes administration fee of 0.10%)	0.51		0.51
Dividend expense, borrowing costs and related interest expense attributable to securities sold short[1]	0.74		0.75
Acquired fund fees and expenses[2]		0.11		0.11
Total annual fund operating expenses		2.91		2.67
Management fee waiver/expense reimbursements[3]		0.18		0.18
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]		2.73		2.49

1  "Dividend expense, borrowing costs and related interest expense attributable to securities sold short" are based on estimated amounts for the current fiscal year.

2  These "Acquired fund fees and expenses" are based on estimated amounts for the current fiscal year. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

3  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees through November 30, 2021 to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$811	$1,385	$1,984	$3,593
Class Y	252	812	1,399	2,989

*  Except that the expenses reflect the effects of the fund's fee waiver/expensereimbursement agreement for the first year only.

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 491% of the average value of its portfolio.

Principal strategies

Principal investments

The fund has a broad investment mandate that permits it to use an extensive range of investment strategies and to invest in a wide spectrum of equity, fixed income and derivative investments in pursuing its investment objective. The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including strategies that are not currently employed by the fund.

The fund invests in equity securities of US and non-US companies of various market capitalizations, including common stock, rights, warrants and securities convertible into stocks. The fund also invests in fixed income securities, which are not subject to any credit rating or maturity limitations, issued by companies and government and supranational entities around the world. The fund may invest in emerging as well as developed markets and may invest a significant portion of its assets in the securities of companies in particular economic sectors. The fund may also invest in the securities of other investment companies, including exchange-traded funds ("ETFs"), and in structured securities.

The fund may, but is not required to, invest extensively in exchange-traded or over-the-counter derivative instruments for risk management purposes or to attempt to increase total returns. The derivatives in which the fund invests include options, futures, currency forward and futures agreements and swap agreements (specifically, interest rate swaps and swaps on futures or indices). These derivatives may be used for risk management purposes, such as hedging the fund's security, index, currency, interest rate or other exposure, or otherwise managing the risk profile of the fund. In addition, the derivative instruments listed above may be used to enhance returns; in place of direct investments; to obtain or adjust exposure to certain markets; or to establish net short positions in markets, currencies or securities. Futures on indices and interest rate swaps may also be used to adjust the fund's portfolio duration, or to achieve a negative portfolio duration.

The fund is also permitted to engage in "short-selling." When selling short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short selling provides opportunities to increase the fund's total returns, but also entails significant potential risks.

The fund engages in frequent trading from time to time and consequently, the fund's investment strategies can result in high portfolio turnover.

Management process

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, directly manages a separate portion of the fund's assets (i.e., it allocates a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures), and has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among itself and the fund's subadvisor(s). The allocation of the fund's assets between subadvisors is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. Subject to approval by the fund's board of trustees, UBS AM may in the future allocate assets to additional or different subadvisors to employ other portfolio management strategies, and changes to current strategies may be made.

UBS AM's investment process begins with subadvisor selection. UBS AM's portfolio management team constructs a list of potential subadvisors based on information primarily from internal sources and the team's collective knowledge of the industry, but also supplemented by external sources. The team then focuses its research on that list to identify a small number of the most attractive candidates. This research includes analyzing the portfolio holdings and/or positioning of a subadvisor's investment strategy to understand whether the allocation of risk and the drivers of alpha are consistent with the subadvisor's investment philosophy and stated strengths. The most attractive sub-set of those subadvisors is then selected for in-depth, on-site due diligence meetings with representatives from the investment, operations and compliance groups within UBS AM. The due diligence information is then synthesized to select the most attractive candidate(s) for the fund, subject to the board's approval.

In managing the fund and overseeing the fund's subadvisor(s), UBS AM views its research process as an ongoing one, as the team continually seeks to confirm a subadvisor's investment thesis over the appropriate investment horizon. In general, UBS AM leverages its research and market knowledge to construct funds with exposure to various subadvisors that are expected, in combination, to produce the desired overall fund characteristics. UBS AM's ongoing monitoring and risk management process incorporates daily, weekly, monthly, quarterly and annual responsibilities designed to monitor the drivers of fund risk and performance at the subadvisor level and at the overall fund level. Through this process, UBS AM may adjust a fund's positioning by altering its allocation weights across subadvisors within the fund and/or by changing the specific subadvisors within the fund.

The main strategies of UBS AM and the subadvisors include:

•  An "opportunistic strategy" in which UBS AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles that UBS AM believes are suitable for return generation, risk management or both.

•  A "long/short global equity" strategy in which the subadvisor buys securities "long" that the subadvisor believes will out-perform the market, and sells securities "short" that the subadvisor believes will underperform the market.

•  A "currency strategy" that seeks to produce absolute return from investing in currency markets.

•  A "liquid alternative long/short equity strategy" in which the subadvisor generally utilizes long positions that the subadvisor believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that the subadvisor believes have deteriorating fundamentals or appear overvalued.

•  A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

•  An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk-adjusted return while demonstrating low correlation with, and lower volatility than, traditional long-only investment portfolios.

•  A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will out-perform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market.

•  A "relative value strategy" that seeks to generate risk-adjusted returns that are uncorrelated to the equity or credit markets by isolating opportunities in the convertible bond, high yield and listed options markets.

•  A "merger arbitrage strategy" that seeks to achieve absolute returns utilizing a rule-based approach to investing.

Principal risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:

Equity risk: Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Sector risk: Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund's yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience increased volatility of its net asset value per share.

Foreign investing risk: The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Foreign currency risk: The value of non-US dollar denominated securities held by the fund may be affected by changes in exchange rates or control regulations. If a local currency declines against the US dollar, the value of the holding decreases in US dollar terms. In addition, the fund may be exposed to losses if its other foreign currency positions (e.g., options, forward commitments) move against it.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

High yield securities ("junk bonds") risk: Lower-rated securities (the issuers of which are typically in poorer financial health) are subject to higher risks than investment grade securities. For example, lower-rated securities may be (1) subject to a greater risk of loss of principal and non-payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated fixed income securities.

US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association

("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. This would occur if the securities lender required the fund to deliver the securities the fund had borrowed at the commencement of the short sale and the fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. The risks associated with short sales increase when the fund invests the proceeds received upon the initial sale of the security because the fund can suffer losses on both the short position and the long position established with the short sale proceeds. It is possible that the fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations for investments, the ability of the fund to value the fund's investments becomes more difficult and the judgment of the fund's manager and subadvisors may play a greater role in the valuation of the securities due to reduced availability of reliable objective pricing data.

Structured security risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the fund's investment advisors did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

Aggressive investment risk: The fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies.

Arbitrage trading risk: The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, causing the fund to realize losses.

Derivatives risk: The value of derivatives—so called because their value derives from the value of an under-lying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund's overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market, leverage, and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the fund's ability to invest in derivatives, limit the fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund's performance.

Swap agreement risk: The fund may enter into various types of swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract. Central clearing, required margin for uncleared swaps and other requirements are expected to decrease counterparty risk and increase liquidity compared to over-the-counter swaps. However, these requirements do not eliminate counterparty risk or illiquidity risk entirely.

Portfolio turnover risk: The fund engages in frequent trading from time to time, which can result in high portfolio turnover. A high portfolio turnover rate involves greater expenses to the fund, including transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

Liquidity risk: Certain of the fund's investments may present liquidity risk. Liquidity risk involves the risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund's value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Market risk: The risk that the market value of the fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Leverage risk associated with financial instruments and practices: The use of certain financial instruments, including derivatives and other types of transactions used for investment (non-hedging) purposes (as applicable), and the engagement in certain practices, such as the investment of proceeds received in connection with short sales, to increase potential returns may cause the fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested.

Investment company risk: Investments in open- or closed-end investment companies, including ETFs, involve certain risks. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities.

Model and data risk: A subadvisor for the fund may employ a complex strategy using proprietary quantitative models in selecting investments for the fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that a subadvisor's quantitative models will perform as expected or result in effective investment decisions for the fund.

Multi-manager risk: The investment styles and strategies of the fund's subadvisors may not complement each other as expected by the fund's manager. The same security may be held by different subadvisors, or may be acquired by one subadvisor while another subadvisor of the fund decides to sell the same security. Subadvisors may have different views on the market causing them to make different investment decisions. For example, a subadvisor may determine that it is appropriate to take a temporary defensive position in short-term cash instruments at a time when another subadvisor deems it appropriate to maintain or increase market exposure. Because each subadvisor independently places trades for the fund, the fund may incur higher brokerage costs than would be the case if the fund only had one subadvisor. In addition, UBS AM may be subject to potential conflicts of interests in allocating fund assets because it pays different fees to the subadvisors which could impact its revenues.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by UBS AM and/or a subadvisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the fund's performance information in a bar chart and an average annual total returns table. The bar chart does not reflect the sales charges of the fund's Class A shares; if it did, the total returns shown would be lower. The information provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's average annual total returns compare with those of a broad measure of market performance. The Bloomberg Barclays Global Aggregate Index shows how the fund's performance compares to the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. The MSCI World Index (net) shows how the fund is performing against a diversified global equity index (an asset class in which the fund invests). The HFRI Fund of Funds Composite Index shows how the fund is performing against a broad measure of hedge fund returns. Life of class performance for the indices is as of the inception month-end of each class. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. This may be particularly true given that other subadvisors were responsible for managing portions of the fund's assets during previous periods. A predecessor entity of Wells Capital Management Incorporated ("WellsCap") assumed day-to-day management of a separate portion of the fund's assets at the inception of the fund. First Quadrant L.P. ("First Quadrant") assumed day-to-day management of a separate portion of the fund's assets on April 8, 2009. UBS AM assumed day-to-day management of a separate portion of the fund's assets (i.e., investing in other unaffiliated pooled investment vehicles and index futures) on March 31, 2014. Sirios Capital Management, L.P. ("Sirios") assumed day-to-day management of a separate portion of the fund's assets on May 20, 2015. Aviva Investors Americas LLC ("Aviva") assumed day-to-day management of a separate portion of the fund's assets on May 9, 2016. PCJ Investment Counsel Ltd. ("PCJ") assumed day-to day management of a separate portion of the fund's assets on July 8, 2016. Kettle Hill Capital Management, LLC ("Kettle Hill") assumed day-to-day management of a separate portion of the fund's assets on September 6, 2017. DLD Asset Management, LP ("DLD") assumed day-to-day management of a separate portion of the fund's assets on February 14, 2020. Magnetar Asset Management LLC ("Magnetar") assumed day-to-day management of a separate portion of the fund's assets on February 14, 2020. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares' after-tax returns shown.

PACE Alternative Strategies Investments
Annual Total Returns of Class A Shares

Total return January 1 - September 30, 2020: 4.61%
Best quarter during calendar years shown—1Q 2012: 6.22%
Worst quarter during calendar years shown—3Q 2011: (6.25)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class A (4/10/06) Return before taxes	0.28%	(0.37)%	1.78%
Return after taxes on distributions	0.28	(0.74)	1.48
Return after taxes on distributions and sale of fund shares	0.17	(0.42)	1.26
Class Y (7/23/08) Return before taxes	6.41	1.07	2.62
FTSE Three-Month US Treasury Bill Index (Index reflects no deduction for fees, expenses or taxes.)	2.25	1.05	0.56
Bloomberg Barclays Global Aggregate Index (Index reflects no deduction for fees, expenses or taxes.)	6.84	2.31	2.48
MSCI World Index (net) (Index reflects no deduction for fees and expenses.)	27.67	8.74	9.47
HFRI Fund of Funds Composite Index (Index reflects no deduction for fees, expenses or taxes.)	8.39	2.36	2.83

Investment manager and advisor(s)

UBS AM serves as the fund's manager and directly manages a separate portion of the fund's assets. WellsCap, First Quadrant, Sirios, Aviva, PCJ, Kettle Hill, DLD and Magnetar serve as the fund's subadvisors. UBS AM uses "associated persons" employed by an affiliate of UBS AM, UBS AM (UK), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

Portfolio management team

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive

Director and Portfolio Manager, have been portfolio managers of the fund since 2006, 2013 and 2009, respectively. Edward Eccles, Executive Director and Portfolio Manager, Christopher Andersen, CFA, Executive Director and Portfolio Manager, David Kelly, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

•  WellsCap—Dennis Bein, Portfolio Manager, David Krider, Portfolio Manager, and Harindra de Silva, Portfolio Manager, have been portfolio managers of the fund since the fund's inception in 2006.

•  First Quadrant—Dori Levanoni, Partner (Investments), and Jeppe Ladekarl, Partner and Co-Chief Investment Officer, have been portfolio managers of the fund since 2009 and 2016, respectively.

•  Sirios—John F. Brennan, Jr., co-founder and Managing Director of Sirios, has been a portfolio manager of the fund since 2015.

•  Aviva—Peter Fitzgerald, Chief Investment Officer of Multi-Assets and Macro has been a portfolio manager of the fund since 2016. James McAlevey, Portfolio Manager, and Mark Robertson, Head of Multi-Strategy Funds, have been portfolio managers of the fund since 2018.

•  PCJ—Nereo Piticco, President, Adam Posman, Vice President and Chief Investment Officer, Heiki Altosaar, Vice President and Chief Compliance Officer, and Jenny Yan, Vice President have been portfolio managers of the fund since 2016. Kevin Kingsley, Partner, has been a portfolio manager of the fund since 2018.

•  Kettle Hill—Andrew Y. Kurita, Managing Member, Portfolio Manager and Chief Investment Officer, has been a portfolio manager of the fund since 2017.

•  DLD—Sundeep Duttaroy, Portfolio Manager, and Mark Friedman, Chief Investment Officer, have been portfolio managers of the fund since February 2020.

•  Magnetar—Devin Dallaire, Chief Investment Officer, Systematic Investing, has been a portfolio manager of the fund since February 2020.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. Class Y shares are available only to certain types of investors, as described in the prospectus under "Managing your fund account—Class Y shares."

Tax information

The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, UBS

AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

© UBS 2021. All rights reserved.
PACE Select Advisors Trust
Investment Company Act File No. 811-8764
UBS Asset Management (Americas) Inc.
is an indirect asset management subsidiary of UBS Group AG
S1289
https://www.ubs.com/us/en/asset-management.html